Exhibit (A)(20)

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Equistar Chemicals, LP

SECOND: Article 3 of the Certificate of Limited Partnership shall be amended as follows:

see Attachment A

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 4th day of February, A.D. 2008.

Millennium Petrochemicals GP LLC

By:
General Partner(s) Asst Secretary

Name:	CONNIE COTHRAN
Print or Type

[Illegible]

Attachment A

3.	The name and business address of each General Partner is:

Lyondell LP4 Inc.

Two Greenville Crossing

4001 Kennett Pike, Suite 238

Greenville, DE 19807

Millennium Petrochemicals GP LLC

Two Greenville Crossing

4001 Kennett Pike, Suite 238

Greenville, DE 19807

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EQUISTAR CHEMICALS, LP

It is hereby certified that:

FIRST: The name of the limited partnership is Equistar Chemicals, LP.

SECOND: Article 3 of the Certificate of Limited Partnership is amended and restated to read:

3. The name and business address of each General Partner is:

Lyondell LP4 Inc.

1221 McKinney, Suite 700

Houston, Texas 77010

Millennium Petrochemicals GP LLC

Two Greenville Crossing

4001 Kennett Pike, Suite 238

Greenville, Delaware 19807

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 18th day of December, 2007.

By:	LYONDELL LP4 INC. General Partner

By:
Allen C. Holmes Vice President

By:	MILLENNIUM PETROCHEMICALS GP LLC General Partner

	By:	Millennium Petrochemicals Inc., its Manager

By:
Edward L. Dineen Vice President

HOU03:1137322.2

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EQUISTAR CHEMICALS, LP

The undersigned, desiring to amend the Certificate of Limited Partnership of Equistar Chemicals, LP pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Equistar Chemicals, LP.

SECOND: Article 3 of the Certificate of Limited Partnership is amended and restated to read:

3. The name and business address of the General Partner is:

Millennium Petrochemicals GP LLC

Two Greenville Crossing

4001 Kennett Pike, Suite 238

Greenville, DE 19807

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 30th day of July, 2007.

Millennium Petrochemicals GP LLC (General Partner)

By:	Millennium Petrochemicals Inc., Its Manager

By:
Gerald A. O’Brien TLD Vice President and General Counsel

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EQUISTAR CHEMICALS, LP

The undersigned, desiring to amend the Certificate of Limited Partnership of Equistar Chemicals, LP pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Equistar Chemicals, LP.

SECOND: Article 3 of the Certificate of Limited Partnership is amended and restated to read:

3. The name and business address of the General Partner is:

Millennium Petrochemicals GP LLC

20 Wight Avenue

Hunt Valley, MD 21030

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 30th day of November, 2004.

Millennium Petrochemicals GP LLC (General Partner)

By:	Millennium Petrochemicals Inc., Its Manager

By:
C. William Carmean Senior Vice President - General Counsel & Secretary

HOU02:1010212.3

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EQUISTAR CHEMICALS, LP

The undersigned, desiring to amend the Certificate of Limited Partnership of Equistar Chemicals, LP pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Equistar Chemicals, LP.

SECOND: Article 3 of the Certificate of Limited Partnership is amended and restated to read:

3. The name and business address of each of the General Partners is:

Lyondell Petrochemical G.P. Inc.

1221 McKinney, Suite 700

Houston, Texas 77010

Millennium Petrochemicals GP LLC

Meadowood il Shopping Center

2644 Capitol Trail, Suite B-1

Newark, Delaware 19711

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 3lst day of October, 2002.

Lyondell Petrochemical G.P. Inc. (General Partner)			Millennium Petrochemicals GP LLC (General Partner)

			By:	Millennium Petrochemicals Inc., Its Manager

By:			By:
	Name:	Gerald A. O’Brien		Name:	C. William Carmean
	Title:	Vice President, General Counsel		Title:	Senior Vice President

[Illegible]

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF LIMITED PARTNERSHIP OF

EQUISTAR CHEMICALS, LP

Pursuant to the provisions of Sections 17-202 and 17-204 of the Delaware Revised Uniform Limited Partnership Act, this Certificate of Amendment to the Certificate of Limited Partnership of Equistar Chemicals, LP (the “Partnership”) is being duly executed and filed by Lyondell Petrochemical G.P. Inc., a Delaware corporation and a general partner of the Partnership, and by Occidental Petrochem Partner GP, Inc., a Delaware corporation and a newly admitted general partner of the Partnership.

1.	Name: The name of the limited partnership is Equistar Chemicals, LP.

2.	Amendment: The Certificate of Limited Partnership of the Partnership is hereby amended to replace the general partner, PDG Chemical Inc., with Occidental Petrochem Partner GP, Inc. The address of Occidental Petrochem Partner GP, Inc. is:

c/o	Occidental Chemical Corporation

5005 LBJ Freeway

Dallas, Texas 76244

Attn: Senior Vice President and General Counsel

Dated: September 14, 1998

Lyondell Petrochemical G.P. Inc.

By:
	Name:	Kerry Galvin
	Title:	Vice President and Secretary

Occidental Petrochem Partner GP, Inc.

By:
	Name:	Linds S. Peterson
	Title:	Assistant Secretary

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF LIMITED PARTNERSHIP OF

EQUISTAR CHEMICALS, LP

Pursuant to the provisions of Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, this Certificate of Amendment to the Certificate of Limited Partnership of Equistar Chemicals, LP (the “Partnership”), is being duly executed and filed by Lyondell Petrochemical G.P. Inc., a Delaware corporation and a general partner of the Partnership and by PDG Chemical Inc., a Delaware corporation and a newly admitted general partner of the Partnership.

1.	Name. The name of the limited partnership is Equistar Chemicals, LP.

2.	Amendment. The Certificate of Limited Partnership of the Partnership is hereby amended to provide that PDG Chemical Inc. has been admitted as a general partner of the Partnership. The business address of PDG Chemical Inc. is:

c/o	Occidental Chemical Corporation

5005 LBJ Freeway

Dallas, Texas 75244

Attn: Senior Vice President and General Counsel

Dated: May 15, 1998

Lyondell Petrochemical G.P. Inc.

By:
	Name:	Dan F. Smith GAO
	Title:	President and Chief Executive Officer

PDG Chemical Inc.

By:
	Name:	RJ Schuh
	Title:	PRESIDENT

HOU03;529345.3

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EQUISTAR CHEMICALS, LP

This Certificate of Limited Partnership of Equistar Chemicals, LP (the “Partnership”) is being executed and filed by the undersigned, the two general partners of the Partnership (the “General Partners”), to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

1. The name of the limited partnership is Equistar Chemicals, LP.

2. The address of the registered office of the Partnership in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3. The name and business address of each of the General Partners is:

Lyondell Petrochemical G.P. Inc.

1221 McKinney

Suite 1600

Houston, Texas 77010

Millennium Petrochemicals GP LLC

Meadowood Shopping Center

2664 Capitol Trail

Newark, Delaware 19711

HOU03A.480117.1

IN WITNESS WHEREOF, each of the undersigned has hereunto set its hand this 17th day of October, 1997.

Lyondell Petrochemical G.P. Inc.

By:
	Name:	Jeffrey R. Pendergraft
	Title:	Executive Vice President

Millennium Petrochemicals GP LLC

By:
Name:
Title:

HOU03A:480117.1

IN WITNESS WHEREOF, each of the undersigned has hereunto set its hand this 17th day of October, 1997.

Lyondell Petrochemical G.P. Inc.

By:
Name:
Title:

Millennium Petrochemicals GP LLC

By:
	Name:	George H Hempstead
	Title:	SR. V.P.

HOU03A:480117.1